Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed
Registration  Statements  File  No.  33-90740  and  File  No.  333-20093.



ARTHUR  ANDERSEN  LLP


Houston,  Texas
March  25,  1999